UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018

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XBIOTECH INC.
(Exact name of Registrant as specified in its charter)

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British Columbia, Canada
(State of Incorporation)

001-37347

(Commission File Number)

N/A
(I.R.S. Employer Identification No.)

8201 E Riverside Dr. Bldg 4, Ste 100 Austin, Texas (Address of principal executive offices)	78744 (Zip Code)

(512) 386-2900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01(a) Notice of Failure to Satisfy a Continued Listing Rule or Standard.

Letter Received from NASDAQ

Due to the notification described below in Item 5.02(b), on January 18th, 2018 (the “Letter Date”), the Company received a letter from the NASDAQ Listing Qualifications Department (“NLQD”) which noted the Company’s non-compliance with NASDAQ’s independent director and audit committee composition requirements set forth in Listing Rules 6505(b)(1) and 5605(c)(2), respectively. Accordingly, NASDAQ has requested that the Company submit a plan to regain compliance within 45 days of the Letter Date. If this plan is accepted, NASDAQ can grant an extension of up to 180 calendar days from the Letter Date to evidence compliance, or until July 17, 2018. If NASDAQ does not accept the Company’s plan, the Company would have the opportunity to appeal that decision to a NASDAQ Hearings Panel before any change to the Company’s listing occurs. The Company plans to submit the compliance plan within the requested time frame and is well underway in replacing the departed board members. The Company feels confident it will fill the vacancies within the required timeframe.

The letter also notes the Company’s non-compliance with NASDAQ’s compensation committee requirements as set forth in Listing Rule 5605(d)(2). However, consistent with Listing Rule 5605(d)(4), NASDAQ will provide the Company a cure period in order to regain compliance until the earlier of the Company’s next annual shareholders’ meeting or January 16, 2019 or if the next annual shareholders’ meeting is held before July 16, 2018, then the Company must evidence compliance no later than this date. The Company plans to fill the vacancy and regain compliance within the cure period provided by NASDAQ.

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of a Member of the Board of Directors

On January 16th, 2018 Daniel Vasella resigned from the Board of Directors of XBiotech Inc. effective immediately. On January 16th, 2018, the Company promptly notified the NLQD of this event.

This Form 8-K and the related press release contain forward-looking statements, including declarations regarding management's beliefs and expectations, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “would,” “could,” “expects,” “plans,” “contemplate,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “intend” or “continue” or the negative of such terms or other comparable terminology, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to inherent risks and uncertainties in predicting future results and conditions that could cause the actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties are subject to the disclosures set forth in "Risk Factors" in our SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2018	XBIOTECH INC.

By: /s/John Simard
John Simard
Chief Executive Officer and President